Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,659,967,526.88
Previously Paid Amount	0.00
Total Fee Amount	229,241.52
Total Offset Amount	229,241.52
Net Fee	$ 0.00
Final Prospectus	false